FIRST AMENDMENT TO
                         LINE OF CREDIT AGREEMENT AND
                 AMENDMENT AND AFFIRMATION OF LOAN DOCUMENTS

                                   between

                        AGREE LIMITED PARTNERSHIP And
                           AGREE REALTY CORPORATION

                                     and

                            MICHIGAN NATIONAL BANK
                  INDIVIDUALLY AND AS AGENT FOR THE LENDERS

                                     and

                                   NBD BANK
                                     and
                            LASALLE NATIONAL BANK
                                  AS LENDERS



                          Dated as of August 7, 1997

                              FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO LINE OF CREDIT AGREEMENT ("First Amendment"), dated as of August 7, 1997, is made among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), AGREE REALTY CORPORATION, a Maryland corporation (the "Company"), and MICHIGAN NATIONAL BANK, a national banking association ("MNB"), individually and as Agent for the Lenders ("Agent"), and NBD BANK, a Michigan banking corporation ("NBD"), and LASALLE NATIONAL BANK, a national banking association ("LaSalle"), as Lenders (such term and other capitalized terms used but not defined in this First Amendment are defined in Section 1 of the Agreement (as defined below)).

                                   RECITALS

         Borrower, the Company and Lenders entered into a Line of Credit Agreement dated as of November 14, 1995 ("Original Agreement") whereby Lenders made available to Borrower a line of credit loan facility in the maximum amount of $50,000,000.

         Borrower and Lenders now wish to amend certain terms and provisions of the Original Agreement.
                                  AGREEMENT
                                  ---------

         In consideration of the terms and conditions contained herein, and of any loans, advances, or extensions of credit previously, now or hereafter made to Borrower by the Lenders, the parties hereto hereby agree as follows:

A.       AMENDMENT OF ORIGINAL AGREEMENT.
         --------------------------------

         1.       Defined Terms.
                  --------------

                  (a) The following defined terms and the meanings thereof set forth in Section 1.1 of the Original Agreement are hereby deleted in their entirety and replaced with the following:

                  "Adjusted Funds from Operation" means, for the period for which it is to be determined, the operating income of Borrower and the Company for such period, less operating expenses of Borrower and the Company for such period, determined in accordance with GAAP, calculated on a basis consistent with the definitions of Net Operating Income and Operating Expenses herein; but including in operating expenses all general and administrative expenses, and excluding operating income and expenses resulting from (i) cumulative changes in accounting practices, (ii) discontinued operations, (iii) extraordinary items, (iv) net income of a Subsidiary that is unavailable to Borrower or the Company, (iv) net income not readily convertible into Dollars or remittable to the United States, and (v) net income from corporations, partnerships, associations, joint ventures or other entities in which Borrower or the Company or a Subsidiary has a minority interest or in which Borrower or the Company does not have control, except to the extent actually received. For the purpose of this definition, "control" means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Available Loan Amount" means, as of the First Amendment Closing Date, $41,538,250 less the Holdback Amount, as the same may be subsequently reduced or increased, as the case may be, pursuant to Sections 2.9, 2.11 or 5.13, or otherwise pursuant to the terms of this Agreement or any other Loan Document, or increased pursuant to
         Section 2.18, but in no event to exceed the Available Borrowing
         Base.

                  "Borders Cap Rate", "Kmart Cap Rate", "Circuit City Cap Rate" and "TBD Cap Rate" means the capitalization rates calculated as (YE x WE) + (YD x WD), taking the applicable YE, WT, YD and WD from the chart below:

                                                                         Circuit City Cap
                               Borders Cap Rate     Kmart Cap Rate       Rate                  TBD Cap Rate
                               ----------------     --------------       -----------------     ------------
 YE (yield requirement on             8.0%                 8.50%                8.50%         To be determined
 equity component of total                                                                    by Required Lenders
 cap rate)


WE (equity weight factor               25%                  25%                   25%              25%
expressed as a percent)

YD (mortgage constant          10 year Treasury     10 year Treasury     10 year Treasury     10 year Treasury
assuming 20 year               Rate + 1.50%         Rate + 2.25%         Rate + 2.00%         Rate + margin to
amortization and following                                                                    be determined by
interest rate)                                                                                Required Lenders

WD (debt weight factor                 75%                  75%                   75%              75%
expressed as a percent)


                  "Borrowing Base" means (i) the Existing Properties, (ii) the Acquisition Properties as to which the requirements of Section 2.18(e) have been met, and (iii) the Development Properties as to which the requirements of Section 2.18(c) have been and continue to be met and/or as to which the requirements of Section 2.18(d) have been met.

                  "Borrowing Base Value" means the aggregate (a) Appraised Value of the (i) Existing Properties, (ii) Acquisition Properties and (iii) Development Properties as to which the requirements of
         Section 2.18(d) have been met, which are included in the Borrowing Base, and (b) 30% of the aggregate Appraised Value of the Development Properties included in the Borrowing Base as to which the requirements of Section 2.18(c) (but not the requirements of 2.18(d)) have been and continue to be met, (c) excluding, however, from the calculation of Borrowing Base Value, the Appraised Value of any Holdback Properties; provided, however, that the Borrowing Base Value of a Property shall at no time exceed 20% of the aggregate Borrowing Base Value of all Properties.

                  "Capital Value" means, as of any date, the sum of (i) Net Operating Income of Borrower derived from Existing Properties for the most recently ended twelve (12) month period divided by the Kmart Cap Rate, and (ii) the aggregate of the following in respect of each Acquisition Property that has satisfied the conditions set forth in Section 2.18(e): (a) during the first eight fiscal quarters of ownership by Borrower, the Appraised Value of the Acquisition Property, and (b) thereafter, Net Operating Income of Borrower derived from the Acquisition Property for the most recently ended twelve (12) month period divided by the Borders Cap Rate (if the

         Property is a Borders Stand Alone or Anchored Property), the Kmart Cap Rate (if the Property is a Kmart Stand Alone or Anchored Property), the Circuit City Cap Rate (if the Property is a Circuit City Stand Alone or Anchored Property), or the TBD Cap Rate (if the Property is not a Borders, Kmart or Circuit City Stand Alone or Anchored Property); and (iii) the aggregate of the following in respect of each Development Property: (a) upon satisfaction of the conditions set forth in Section 2.18(c), 30% of the Appraised Value of such Property; provided, however, that such 30% of Appraised Value shall be taken into account in determining Capital Value only for the first fifteen (15) months following the date of acquisition of the Property by Borrower; (b) for the first eight fiscal quarters of Borrower following satisfaction of the conditions set forth in
         Section 2.18(d), the Appraised Value of such Property and (c) thereafter, Net Operating Income of Borrower derived from such Property divided by the Borders Cap Rate (if the Property is a Borders Stand Alone or Anchored Property), the Kmart Cap Rate (if the Property is a Kmart Stand Alone or Anchored Property, the Circuit City Cap Rate (if the Property is a Circuit City Stand Alone or Anchored Property), or the TBD Cap Rate if the Property is not a Borders, Kmart or Circuit City Stand Alone or Anchored Property);
         (iv) excluding, however, from the calculation of Capital Value the Capital Value of any Holdback Properties. The TBD Cap Rate will be determined by the Required Lenders in their sole discretion and will be utilized to determine the Capital Value of any Property which is not an Existing Property nor a Borders, Kmart or Circuit City Stand Alone or Anchored Property.

                  "Draw Period" shall mean the period commencing on November 14, 1995 expiring on the date which is thirty-six (36) months from the First Amendment Closing Date.

                  "Kmart Cap Rate" is defined at "Borders Cap Rate", "Kmart Cap Rate", "Circuit City Cap Rate" and "TBD Cap Rate" above.

                  "ProForma Loan Debt Service" means total annual debt service payable on the Loan, assuming an outstanding principal amount equal to the Available Loan Amount, a principal amortization term of twenty (20) years, and an interest rate equal to the average of the interest rates set forth in the chart below, to be weighted according to the relative size of the Loan Portions (determined as of the end of the last completed fiscal quarter of Borrower) to which such rates are applicable. The determination of such average interest rate by the Required Lenders shall be conclusive evidence absent manifest error.


                                 Loan Portion Allocable to
  Loan Portion Allocable to        K-Mart Stand Alone or      Loan Portion Allocable to
    Borders Stand Alone or        Anchored Properties and     Circuit City Stand Alone
     Anchored Properties            Existing Properties        or Anchored Properties       All Other Properties
  -------------------------       -----------------------      ----------------------       --------------------
10-Year Treasury Rate + 1.50%   10-Year Treasury Rate +      10-Year Treasury Rate +      10-Year Treasury Rate +
                                2.25%                        2.00%                        margin to be determined
                                                                                          by the Required Lenders
                                                                                          in their sole discretion

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which more than 50% of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustee thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

                  "TBD Cap Rate" is defined at "Borders Cap Rate", "Kmart Cap Rate", "Circuit City Cap Rate" and "TBD Cap Rate" above.

         (b) The following terms are hereby added to subsection 1.1 of the Original Agreement in their proper alphabetical order and shall have the following meanings:

                  "Circuit City" means Circuit City, Inc., a Virginia corporation.

                  "Circuit City Cap Rate" is defined at "Borders Cap Rate", "Kmart Cap Rate", "Circuit City Cap Rate" and "TBD Cap Rate" above.

                  "First Amendment" means the First Amendment to Line of Credit Agreement dated August 7, 1997 among Borrower, the Company and Lenders.

                  "First Amendment Agreements" means the First Amendment and all other agreements and documents executed by Borrower and/or the Company in connection therewith.

                  "First Amendment Closing Date" means the date of the First Amendment.

                  "Guaranty" means the Guaranty from the Company to Lenders dated the Closing Date, and any amendment or supplement thereto or any restatement thereof.

                  "Walgreens" means Walgreens Co., an Illinois corporation.

         2. Amendment to Sections 2.1 (b). Sections 2.1(b) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                           (b) Subject to the other provisions of this
                  Agreement, including, without limitation, Section 2.10, 2.11, 2.16 and 2.19, amounts borrowed under this Section
                  2.1 may be repaid and reborrowed prior to the Termination Date. All outstanding Advances shall mature on the Maturity Date, without further action on the part of Lenders.


         3. Amendment to Section 2.2. Section 2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                           Section 2.2 Use of Proceeds. Borrower shall use
                  the proceeds of the Loan for general business purposes of Borrower consistent with the "Business Objectives and Strategies" set forth in the Prospectus of Agree Realty Corporation dated April 15, 1994; provided, however, that Borrower shall not use any loan proceeds to invest in any joint venture, partnership, corporation or other entity unless Borrower (i) acquires at least 50% of the ownership interest in such entity, and (ii) Borrower has control of such entity. For the purpose of this definition, "control" means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

         4. Amendment to Section 2.6. The chart included in Section 2.6(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                     Base Rate Margins and LIBOR Margins

                                                      Debt to Capital Value Ratio

Debt Service Coverage      Greater than or equal to      Greater than or equal to
Ratio                      67.5%                         60% but less than 67.5%      Less than 60%
--------------------       ------------------------      -----------------------      -------------
Greater than or equal to   LIBOR Margin = 1.75%         LIBOR Margin = 1.625%        LIBOR Margin = 1.5%
1.55                       Base Rate Margin = (.25%)    Base Rate Margin = (.375%)   Base Rate Margin = (.5%)

Greater than or equal to   LIBOR Margin = 1.875%        LIBOR Margin = 1.75%         LIBOR Margin = 1.625%
1.35 but less than 1.55    Base Rate Margin = (.125%)   Base Rate Margin = (.25%)    Base Rate Margin = (.375%)

Greater than or equal to   LIBOR Margin = 2.125%        LIBOR Margin = 1.875%        LIBOR Margin = 1.75%
1.25 but less than 1.35    Base Rate Margin = .125%     Base Rate Margin = (.125%)   Base Rate Margin = (.25%)

         5. Amendment to Section 2.10(a). Section 2.10(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                  Section 2.10 Repayments; Termination. (a) Borrower shall have the right to repay amounts borrowed pursuant to Section 2.1 from time to time on the following terms and conditions: (a) Borrower shall give Agent written notice in the form attached hereto as Exhibit "A-3" (or telephonic notice promptly confirmed in writing), which notice shall be irrevocable, of its intent to repay amounts outstanding under the Loan, at least one (1) Business Day prior to a repayment of LIBOR Portions and Base Rate Portions, which notice shall specify the amount of such payment and what Loan Portions are to be paid and, in the case of LIBOR Portions, the specific Advance pursuant to which made, (b) payments of LIBOR Portions made pursuant to this Section on a date other than the last day of the Interest Period applicable thereto shall be accompanied by payment of any Funding Costs resulting from such early payment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

         6. Amendment to Section 2.18.

                  (a) Amendment to Section 2.18(a). Section 2.18(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

         Section 2.18 Addition of Collateral; Increasing Available Loan Amount. Provided that no Default or Event of Default has occurred and is continuing and that no Property shall constitute more than 20% of the Borrowing Base Value, prior to the Termination Date, Borrower may, subject to the limitations set forth herein and the satisfaction of the terms of this Section 2.18, add additional commercial real estate properties, which are approved by all of the Lenders in their sole discretion, and which are acquired and owned in fee simple by Borrower or leased by Borrower pursuant to a ground lease acceptable in all respects to all of the Lenders in their sole discretion (each an "Approved Property"), to the Borrowing Base and thereby increase the Available Loan Amount, by subjecting the Additional Property to the Lien of a new mortgage, deed of trust, deed to secure debt or similar security instruments, in the same form and substance as the Mortgage, to the Lien of the Loan Documents, as a first lien thereon. Any Approved Property shall be designated by Agent as an Approved Acquisition Property or an Approved Development Property, and shall be added to the Borrowing Base and, subject to the continued satisfaction of the Available Borrowing Base Covenant (after giving effect to the Additional Properties added thereto), the Available Loan Amount shall be increased as follows:

                  (i) At such time as all of the conditions set forth in
         Section 2.18(c) are met as to an Approved Development Property, the Available Loan Amount shall be increased by an amount equal to 30% of the Appraised Value of such Approved Development Property, but only until the earlier of (i) the date fifteen months from the date Borrower acquires such Property, or (ii) the date upon which the conditions of set forth in Section 2.18(a)(ii) are satisfied;

                  (ii) At such time as all of the conditions set forth in
         Section 2.18(d) are met as to an Approved Development Property, the Available Loan Amount shall be increased by an amount equal to 65% of the Appraised Value of such Approved Development Property; and

                  (iii) At such time as all of the conditions set forth in
         Section 2.18(e) are met as to an Approved Acquisition Property, the Available Loan Amount shall be increased by an amount equal to 65% of the Appraised Value of such Approved Acquisition Property.

                  (b) Amendment to Section 2.18(c). Section 2.18(c) is hereby amended by adding the following Section 2.18 (c) (iii) to Section 2.18(c):

                  (iii) Notwithstanding any other provision of this Agreement, the Available Loan Amount shall not be increased pursuant to Section 2.18(a)(i) unless the undisbursed portion of the Available Loan Amount is sufficient to fund the remaining unpaid cost of the acquisition, development and construction of the Additional Approved Property in respect of which the increase in the Available Loan Amount has been requested pursuant to Section 2.18(a)(i), and Borrower shall provide Agent with such evidence of such costs as Agent shall require, including, but not limited to, updating the construction budget and construction schedule for such Additional Approved Property.

                  (c) Deletion of Sections 2.18 (h) and (i). Sections 2.18(h) and (i) of the Agreement are hereby deleted in their entirety from Section 2.18.

         7. Amendment of Schedules and Exhibits. Schedules 1, 2, 3, 5 and 8 and Exhibit A-3 to the Original Agreement are hereby deleted in their entirety and replaced with Revised Schedules 1, 2, 3, 5 and 8 and Exhibit A-3 attached hereto.

C.       REPRESENTATIONS AND WARRANTIES.

         Borrower represents, warrants, covenants and agrees that as of the First Amendment Closing Date, after giving effect to the consummation of the transactions contemplated by this First Amendment:

         1. Authority. Each of Borrower and the Company has full power, authority and legal right to enter into the applicable First Amendment Documents. The execution, delivery and performance by Borrower and the Company of the applicable First Amendment Documents:

                           (a) have been duly authorized by all necessary partnership or corporate action, as applicable, of Borrower and the Company;

                           (b) do not and will not, by lapse of time, the giving of notice or otherwise, contravene the terms of Borrower's or the Company's respective partnership agreement or certificate, articles of incorporation or bylaws or of any indenture, agreement or undertaking to which Borrower or the Company is a party or by which Borrower or Guarantor is or any of their respective property are bound;

                           (c) do not and will not require any governmental consent, registration or approval;

                           (d) do not and will not, by lapse of time, the giving of notice or otherwise, contravene any material contractual or governmental restriction to which Borrower or the Company, or any of their respective property may be subject; and

                           (e) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower or the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower or the Company is a party or by which Borrower or the Company or any of their respective property may be bound or affected.

         2. Binding Effect. Each of the First Amendment Documents is the legal, valid and binding obligation of Borrower and the Company, as appropriate, and is enforceable against Borrower and the Company, as appropriate, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether or not any action to enforce such document is brought at law or in equity).

         3. Agreement Representations and Warranties. The warranties and representations of Borrower contained in the Agreement and the other Loan Documents are true, correct and complete on and as of the First Amendment Closing Date, to the same extent as though made on and as of that date, and taking into account any revised Exhibits attached to this First Amendment pursuant to Section B(7).

         4. Schedules. The Schedules to the Agreement remain true, correct and complete on and as of the First Amendment Closing Date except to the extent that Revised Schedules are attached to this First Amendment, in which case such revised Schedules are true, correct and complete on and as of the First Amendment Closing Date.

         5. Default. Upon closing of the First Amendment transaction, no Event of Default or Default has occurred and is continuing.

D.       CONDITIONS TO CLOSING.

         In addition to those conditions set forth elsewhere in the Agreement, the obligations of Lenders under this First Amendment are conditioned upon (a) the fulfillment, in a manner satisfactory to Lenders on or before the First Amendment Closing Date, of each of the following terms and conditions or (b) the delivery on or before the First Amendment Closing Date, duly executed, in form and substance satisfactory to Lenders (and their counsel) of the following documents, as the case may be:

         1. First Amendment Documents.

                  (a) First Amendment. Borrower and the Company shall have executed and delivered this First Amendment to Agent.

                  (b) Borrower's Certificate. Borrower shall have executed and delivered the Borrower's Certificate in the form attached hereto as Exhibit D.

                  (c) Revised Schedules. Borrower shall have delivered the revised Schedules to Agent.


                  (d) Other Agreements. Borrower shall have executed and delivered to Agent such other agreements and documents in connection with the Loan as Agent may request in form and substance satisfactory to Agent and its counsel.

         2. Opinion of Counsel. Agent shall have received a legal opinion, dated the First Amendment Closing Date, from counsel to Borrower, in form and substance satisfactory to Agent and its counsel, that, among other things, this First Amendment and any other First Amendment Agreements have been duly authorized, executed and delivered by Borrower and the Company and are valid and enforceable in accordance with their terms, subject to bankruptcy and equitable principles.

         3. Organizational Documents. Agent shall have received (i) with respect to the Company, the certificate of incorporation of the Company, as amended, modified or supplemented to the First Amendment Closing Date, certified to be true, correct and complete by the appropriate Secretary of State, together with a good standing certificate from such Secretary of State, and (ii) with respect to Borrower, the agreement of limited partnership of Borrower, as amended, modified or supplemented to the First Amendment Closing Date, certified to be true, correct and complete by a general partner of Borrower, together with a copy of the certificate of limited partnership of Borrower, as amended, modified or supplemented to the First Amendment Closing Date, certified to be true, correct and complete by the appropriate Secretary of State.

         4. Certified Resolutions, etc. Agent shall have received a certificate of the secretary or assistant secretary of the Company and dated the First Amendment Closing Date, certifying (i) the names and true signatures of the incumbent officers of the Company authorized to sign the applicable First Amendment Agreements, (ii) the by-laws of the Company as in effect on the First Amendment Closing Date, (iii) the resolutions of the Company's board of directors approving and authorizing the execution, delivery and performance of all First Amendment Agreements executed by the Company, and (iv) that there have been no changes in the certificate of incorporation of such Person since the date of the most recent certification thereof by the appropriate Secretary of State.

         5. Lien Search Reports. Agent shall have received satisfactory (i.e., showing no Liens other than Permitted Liens) UCC searches, together with tax lien, judgment and litigation searches conducted in the appropriate jurisdictions by a search firm acceptable to Agent with respect to the Properties, Borrower, and the Company as Agent shall require (collectively, the "UCC Searches").

         6. Fees and Expenses. Agent shall have received, for its account, the fees and expenses accrued through the First Amendment Closing Date of counsel retained by Agent, and each Lender shall have received, for its account, the following First Amendment fees: to MNB, $62,500; to NBD, $37,500 and to LaSalle, $25,000.

         7. Certification as to Covenants. Agent shall have received a certification by the Company, individually and as general partner of Borrower together, with other evidence satisfactory to Agent that, as of the First Amendment Closing Date, the financial covenants set forth in Section 5.13, 5.14, 5.15 and 5.16 of the Agreement are satisfied and that, as of the First Amendment Closing Date, there is no Default or Event of Default under the Agreement.

         8. Additional Matters. Agent shall have received such other certificates, opinions, documents and instruments relating to the First Amendment transaction as may have been reasonably requested by Agent, and all corporate and other proceedings and all other documents and all legal matters in connection with the First Amendment transaction shall be satisfactory in form and substance to Agent.

E.       AMENDMENT AND AFFIRMATION OF LOAN DOCUMENTS.

         1. Amendment of Certain Loan Documents. Any references to, or definitions of, the Agreement or Loan Agreement in any of the Loan Documents are amended hereby to mean the Agreement or Loan Agreement as heretofore, hereby and hereafter amended, modified or supplemented, and the reference in the eighth paragraph of each of the Notes to Section 2.6(c) of the Loan Agreement is changed to Section 2.6(b) of the Loan Agreement.

         2. Affirmation of Loan Documents. Borrower and the Company acknowledge and affirm that (i) the Loan Documents, as amended by the First Amendment Agreements and Section E(1) of this First Amendment, are enforceable against the Borrower and the Company, as applicable, and remain in full force and effect and shall be unamended, unchanged and unmodified, except as specifically set forth in the First Amendment Agreements and Section E(1) of this First Amendment; (ii) the Guaranty and the Collateral shall continue to secure and/or guaranty the repayment of Borrower's Obligations, whether or not Borrower's Obligations were contemplated by Borrower, the Company or Lenders at the time of the execution of the Loan Documents; and (iii) the security interests and liens granted to Lenders by Borrower under the Loan Documents remain valid first perfected security interests and liens.

G.       MISCELLANEOUS.

         1. Section Titles. The section titles contained in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

         2. Parties. Whenever in this First Amendment reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of the Borrower, the Company, Agent and Lenders.

         3. References. Any reference to the Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this First Amendment shall be deemed to include this First Amendment unless the context shall otherwise require.

         4. Continued Effectiveness. Notwithstanding anything contained herein, the terms of this First Amendment are not intended to and do not serve to effect a novation as to the Agreement. The parties hereto expressly do not intend to extinguish the Agreement; instead, it is the express intention of the parties hereto to reaffirm Borrower's Obligations created under the Agreement, as amended by this First Amendment.

         5. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         6. Effectiveness. This First Amendment shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to Agent.

         7. Release of Claims; Limitation of Liability. In consideration of the Lenders entering into this First Amendment, Borrower and the Company do each hereby release and discharge Agent and each Lender of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which Borrower or the Company have against the Agent and each Lender through the date of this First Amendment. Borrower and the Company confirm to Agent and the Lenders that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this First Amendment and each acknowledge and agree that Agent and each Lender is relying upon this release in entering into this First Amendment. No claim may be made by Borrower, the Company, or any other Person against Agent or any Lender or the Affiliates, directors, officers, employees, attorneys or agent of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Agreement or any other Transactions, or any act, omission or event occurring in connection therewith; and Borrower and the Company hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         8. Entire Agreement. This First Amendment, the exhibits and schedules attached hereto, and the other First Amendment Agreements represent the entire agreement between the parties hereto relating to the First Amendment and may not be altered or modified in any respect, except upon the execution by the parties hereto of a written document or instrument so providing.

         IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year first above written.

                                    AGREE LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By:      AGREE REALTY CORPORATION, its
                                             sole general partner, a Maryland
                                             corporation

                                             By:/s/ Richard Agree
                                                --------------------
                                                      Name:  Richard Agree
                                                      Title:  President

                                    AGREE REALTY CORPORATION,
                                    a Maryland corporation

                                             By:/s/ Richard Agree
                                                --------------------
                                                      Name: Richard Agree
                                                      Title:  President

                                    MICHIGAN NATIONAL BANK,
                                    a national banking association, as Agent and as Lender

                                    By:/s/ Shelia E. Maples
                                       -----------------------------
                                             Name:  Sheila E. Maples
                                             Title:  Vice President

                                    NBD BANK,
                                    a Michigan banking corporation, as Lender

                                    By:/s/ Gary D. Boyer
                                       ------------------------------
                                             Name:  Garry D. Boyer
                                             Title:   Vice President

                                    LASALLE NATIONAL BANK,
                                    a national banking association, as Lender

                                    By:/s/ Thomas Jeffrey
                                       ------------------------------
                                             Name:  Thomas Jeffrey
                                             Title:  Vice President



                              REVISED SCHEDULE 1
                            ALLOCATED LOAN AMOUNTS


                                                                            Allocated
          Property                           Location                       Loan Amount
          --------                           --------                       -----------
Borman Center                                Roseville, MI                    *$2,470,000

Grayling Plaza                               Grayling, MI                      $1,534,000

Iron Mountain Plaza                          Iron Mountain, MI                 $4,173,000

Ironwood Commons                             Ironwood, MI                      $4,995,250

Oscoda Plaza                                 Oscoda, MI                        $1,709,500

Capital Plaza                                Frankfort, KY                     $2,195,050

West Frankfort Plaza                         West Frankfort, IL                $  453,700

Borders #122
1715 N. Rock Rd.                             Wichita, KS                       $2,060,500

Borders #123
13105 Birch Dr.                              Omaha, NE                         $2,551,250

Borders #129
900 State Street                             Santa Barbara, CA                 $4,238,000

Borders #2                                                                     $2,063,750
4545 Kenny Road                              Columbus, OH

Borders #83
19225 Biscayne Blvd.                         Aventura, FL                      $2,112,500

Circuit City
Boynton Festive Center
Congress Ave. & Old Boynton Road             Boynton Beach, FL                 $3,003,000

Borders # 108
300 Norman Center Court                      Norman, OK                        $1,803,750

Borders #143
Mall Blvd. at Oxford Blvd.                   Monroeville, PA                   $5,265,000

TGI Friday
Mall Blvd. at Oxford Blvd.                   Monroeville, PA                   $  975,000

*Less Holdback Amount



                              REVISED SCHEDULE 2

                             EXISTING PROPERTIES





           Property                      Location
           --------                      --------
Borman Center                   Roseville, MI

Grayling Plaza                  Grayling, MI

Iron Mountain Plaza             Iron Mountain, MI

Ironwood Commons                Ironwood, MI

Oscoda Plaza                    Oscoda, MI

Capital Plaza                   Frankfort, KY

West Frankfort Plaza            West Frankfort, IL



                              REVISED SCHEDULE 3

                        ADDITIONAL APPROVED PROPERTIES


                       Approved Acquisition Properties


      Location                                 Tenant
      --------                                 ------

19225 Biscayne Blvd.                           Borders #83
Aventura, Fl

4545 Kenny                                     Borders #2
Columbus, Ohio 43220

Mall Blvd. at Oxford Blvd.                     TGI Friday
Monroeville, Pennsylvania 15146



                       Approved Development Properties


        Location                                  Tenant
        --------                                  ------

132nd and Maple                                Borders #133
Omaha, Nebraska 68114

Mall Blvd. at Oxford Blvd.                     Borders #143
Monroeville, Pennsylvania 15146

900 State Street                               Borders #129
Santa Barbara, California 93107

1715 N. Rock Road                              Borders #122
Wichita, Kansas 67213

I-35 and Main Street                           Borders #108
Norman, OK

Boynton Festive Center                         Circuit City
Boynton Beach, FL

                                    -14--

                              REVISED SCHEDULE 5

                                  LITIGATION





                                     None



                              REVISED SCHEDULE 8

                                 INDEBTEDNESS

                                                                         Outstanding Principal
Property                       Lender                       Secured      Balance
--------                       ------                       -------      ---------------------
Charlevoix Commons             Nationwide Life Insurance    Yes          $3,981,600
                               Company

Chippewa Commons               Nationwide Life Insurance    Yes          $5,130,840
                               Company

Marshall Plaza II              Nationwide Life Insurance    Yes          $3,407,040
                               Company

Petoskey Town Center           Nationwide Life Insurance    Yes          $5,577,600
                               Company

Plymouth Commons               Nationwide Life Insurance    Yes          $4,811,520
                               Company

Rapids Associates              Nationwide Life Insurance    Yes          $5,120,640
                               Company

Shawano Plaza                  Nationwide Life Insurance    Yes          $5,597,760
                               Company

North Lakeland Plaza           Travelers Indemnity          Yes          $7,910,469

Winter Gardens Plaza           American United Life         Yes          $9,570,328

Perrysburg Plaza               Michigan National Bank       Yes          $2,360,377

Borders                        Borders Group, Inc.          No           $1,701,406       (1)


(1)Non-interest bearing

                             REVISED EXHIBIT A-3

                                PAYMENT NOTICE
                          AGREE LIMITED PARTNERSHIP



Michigan National Bank
27777 Inkster Road
Farmington Hills, Michigan 48333-9065
Attention: Sheila E. Maples (10-02)

Ladies and Gentlemen:

         We refer to that certain Line of Credit Agreement dated as of November __, 1995, between us, Lenders, and you, as amended (the "Loan Agreement"). This certificate is delivered to you pursuant to Section 2.10 of the Loan Agreement. All capitalized terms used herein shall have the same meanings herein as they have in the Loan Agreement.

         The undersigned hereby notifies you that it has elected to repay $__________ representing the [Base Rate Portion of $____________] [LIBOR Portion of _________ with an Interest Rate of _____________ and an Interest Period ending on _____________]. We hereby acknowledge that we will pay Funding Costs, as applicable.

                                     AGREE LIMITED PARTNERSHIP

                                     By:      Agree Realty Corporation


                                              By:_____________________
                                                       Name:
                                                       Title: